                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                  Dynamex Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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

                                  DYNAMEX INC.
                                1870 CROWN DRIVE
                               DALLAS, TEXAS 75234

                                    ---------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 15, 2002

                                    ---------

To the Shareholders of DYNAMEX INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Dynamex Inc., a Delaware corporation, will be held at the DoubleTree Club Hotel, 11611 Luna Road, Dallas, Texas 75234, on Tuesday, January 15, 2002, at 10:00 A.M. Dallas time for the following purposes:

          1.   To elect five (5) directors of the Company;

          2.   To approve the Company's Amended and Restated 1996 Stock Option
               Plan.

          3. To ratify the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2002; and

          4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Only shareholders of record at the close of business on November 21, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, you are requested to sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).


                                            By Order of the Board of Directors,



                                            /s/  Wayne Kern
                                            ------------------------------------
                                            Wayne Kern
                                            Secretary

Dallas, Texas
December 7, 2001

                                  DYNAMEX INC.
                                1870 CROWN DRIVE
                              DALLAS, TEXAS 75234


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 15, 2002


         This Proxy Statement is furnished to shareholders of Dynamex Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, January 15, 2002, and at any adjournments or postponements thereof.

         The enclosed proxy may be revoked at any time before it is exercised by filing with the Corporate Secretary an instrument revoking it, by submitting a subsequently dated proxy, or by appearing at the annual meeting and voting in person. Unless revoked, a properly signed and dated proxy that is returned will be voted in accordance with the directions thereon. If no instructions are specified, the shares will be voted for the election of the nominees for Director, for the approval of the Company's stock option plan and for the ratification of BDO Seidman, LLP as independent auditors. If other matters are properly presented before the Annual Meeting, the persons voting the proxies will vote them in accordance with their best judgment.

         If a shareholder owns shares in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If a shareholder does not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

         The election as a director of each nominee requires the affirmative vote of the holders of record of a plurality of the outstanding voting power of the shares of common stock represented, in person or by proxy, at the Annual Meeting. Abstentions and "broker non-votes" are counted as present and entitled to vote for the purposes of determining a quorum but are not counted for purposes of the election of a director.

         The affirmative vote of the holders of a majority of the outstanding common stock represented at the Annual Meeting is required to approve the proposal to amend the Stock Plan and to ratify the selection of auditors. An abstention is counted as a vote against these proposals. A broker "non-vote" will not count for or against such proposals.

         This Proxy Statement with the accompanying Proxy is first being mailed to shareholders on or about December 15, 2001. The Company's Annual Report, covering the Company's 2001 fiscal year, is enclosed herewith but does not form any part of the materials for solicitation of proxies.

                       ACTIONS TO BE TAKEN AT THE MEETING



         At the Annual Meeting, holders of the Company's Common Stock (the "Common Stock") will consider and vote (1) to elect as directors of the Company Messrs. Richard K. McClelland, Kenneth H. Bishop, Brian J. Hughes, Wayne Kern and Stephen P. Smiley, (2) to approve the Company's Amended and Restated 1996 Stock Option Plan, (3) to ratify the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2002, and (4) to transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record at the close of business on November 21, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had issued and outstanding, and entitled to vote at the Annual Meeting, 10,206,817 shares of Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting.

         The presence, either in person or by properly executed proxy, of the holders of record of a majority of the voting power entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The election as a director of each nominee set forth above requires the affirmative vote of the holders of record of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote on the election of directors at the meeting.

         Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes will be counted toward determining whether a quorum is present at the Annual Meeting. Votes submitted as abstentions on matters to be voted on at the Annual Meeting will be counted as votes against such matters. Broker non-votes will not count for or against the matters to be voted on at the Annual Meeting.

         The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) for the election as director of the Company the five nominees listed above, (2) for approval of the Company's Amended and Restated 1996 Stock Option Plan, (3) to ratify the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2002, and (4) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof. Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

         A brief description of each director and executive officer of the Company is provided below. All current directors of the Company are nominees for director at the Annual Meeting. Directors hold office until the next annual meeting of the shareholders or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

         DIRECTORS

    Richard K. McClelland, 50, became the President, Chief Executive Officer and a director of the Company in May 1995 upon the closing of the Company's acquisition of Dynamex Express (the ground courier division of Air Canada), where he also served as President since 1988. He was elected as Chairman of the Board of the Company in February 1996. Prior to joining Dynamex Express in 1986, Mr. McClelland held a number of advisory and management positions with the Irving Group, Purolator Courier Ltd. and Sunbury Transport Ltd., where he was engaged in the domestic and international same-day air, overnight air, and trucking businesses.

    Kenneth H. Bishop, 64, has served as a director of the Company since August 1996. From 1974 to August 1996, Mr. Bishop was President and General Manager of Zipper Transportation Services, Ltd. and a related company (together "Zipper") which operated a same-day delivery business in Winnipeg, Manitoba. The Company acquired Zipper in August 1996.

    Brian J. Hughes, 40, has served as a director of the Company since May 1995. Mr. Hughes has served as the Vice President -- Investments of Guidant Mutual Insurance Company since September 1992. From 1986 to 1992, Mr. Hughes served as Assistant Vice President -- Investments at Boatmen's National Bank.

    Wayne Kern, 69, has served as a director of the Company since February 1996. Mr. Kern served as Senior Vice President and Secretary of Heritage Media Corporation from 1987 through August 1997. From 1991 to 1995, Mr. Kern also served as Executive Vice President of Crown Media, Inc. From 1979 to 1991, Mr. Kern served as the Executive or Senior Vice President, General Counsel and Secretary of Heritage Communications, Inc.

    Stephen P. Smiley, 52, has served as a director of the Company since 1993 and was a Vice President of the Company from December 1995 through February 1996. Mr. Smiley was President of Hoak Capital Corporation from 1991 through February 1996. Mr. Smiley joined Hunt Financial Corporation (a private investment company) as Executive Vice President in February 1996, and was appointed President in January 1997.

         OFFICERS

    Ray E. Schmitz, 55, joined the Company and was elected Vice President - Controller in January 1999. Prior to joining the Company, Mr. Schmitz was Vice President - Controller of EEX Corporation from 1997 to 1999. Previous to that, he was Assistant Controller of ENSERCH Corporation and Controller of Enserch Exploration, Inc., a subsidiary of ENSERCH Corporation and predecessor to EEX Corporation, from 1984 to 1996.

    Mr. James H. Wicker III, 31, was elected Vice President - Information Systems in January 1999. Mr. Wicker joined the Company as Director, Information Technology in April 1998. Prior to joining the Company, Mr. Wicker held the position of Director of Information Services at Heritage Media Corporation from March 1997 to April 1998. Previous to that, he was Director of Information Services of Denton County from February 1988 to March 1997.

         OPERATIONS AND COMPENSATION OF THE BOARD OF DIRECTORS

         There were eight (8) meetings of the Board of Directors during fiscal year 2001. No director attended fewer than 75% of the meetings of the Board (and any committees thereof) that he was required to attend.

         Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company will receive an annual fee of $7,500 as compensation for his or her services as a member of the Board of Directors. Non-employee directors will receive an additional fee of $600 for each meeting of the Board of Directors attended in person by such director and $300 for each telephonic meeting in which such director participates. Non-employee directors who serve on a committee of the Board of Directors will receive $600 for each committee meeting attended in person and $300 for each telephonic committee meeting in which such director participates. On the date upon which a non-employee director is first elected or appointed a member of the Board, he shall receive a grant of a non-qualified stock option to purchase 2,500 shares of common stock. Non-employee directors subsequently re-elected at any annual meeting of shareholders shall receive as of the date of such annual meeting, the grant of a non-qualified stock option to purchase 2,500 shares of common stock. On August 26, 1999 each non-employee director was granted options to purchase 2,000 shares of common stock. On July 17, 2000, each non-employee director was granted options to purchase 5,000 shares of common stock. Options granted to non-employee directors are immediately exercisable. All directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof, and for other expenses incurred in their capacities as directors of the Company.

         COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established three committees: a Compensation Committee, an Audit Committee and an Executive Committee. Each of these committees has two or more members who serve at the discretion of the Board of Directors.

         The Audit Committee is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public accountants, and for making recommendations with respect to those matters to the Board of Directors. During fiscal year 2001, the Audit Committee consisted of all four outside directors, Messrs. Bishop, Hughes, Kern and Smiley. The Audit Committee met four times during fiscal year 2001. The Audit Committee operates pursuant to a charter adopted by the Board of Directors, which charter is attached hereto as Appendix A. See "Report of the Audit Committee" included elsewhere in this prospectus.

         The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers, other compensation matters and awards under the Company's stock option plan. During fiscal year 2001, the Compensation Committee consisted of three members, Messrs. Bishop, Hughes and Smiley (none of whom is an officer or employee of the Company). The Compensation Committee met three times during fiscal year 2001. See "Report of the Compensation Committee" included elsewhere in this prospectus.

         The Executive Committee exercises all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except as otherwise reserved in the Company Bylaws or designated by resolution of the Board of Directors for action by the full board or another committee thereof. The Executive Committee was designated in fiscal year 1997 and consists of two members, Messrs. McClelland and Smiley. There were no meetings held by the Executive Committee during fiscal year 2001.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended July 31, 2001, which management has represented to the Audit Committee, have been prepared in accordance with accounting principles generally accepted in the United States of America. The Committee discussed with representatives of BDO Seidman, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards Number 61. In addition, the Audit Committee received from BDO Seidman, LLP written disclosures required by the Independence Standards Board Standard Number 1 (Independent Discussions with Audit Committee), and has discussed with that firm the independent auditor's independence, and has considered whether the provision of non-audit services is compatible with maintaining such firm's independence.

         Management has responsibility for establishing and maintaining the Company's internal control system and its financial reporting process, and BDO Seidman, LLP has responsibility for auditing the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an audit report thereon. The Audit Committee monitors and oversees these processes.

         Based upon the foregoing disclosures, representations, reports and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company's 2001 fiscal year be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2001.

                                          Audit Committee
                                          Wayne Kern, Chairperson
                                          Kenneth H. Bishop
                                          Brian J. Hughes
                                          Steven P. Smiley

                      REPORT OF THE COMPENSATION COMMITTEE

         The Company's Compensation Committee (the "Committee") is empowered to review and recommend to the full Board of Directors the annual compensation and compensation procedures for all executive officers of the Company. The Committee (comprised solely of non-employee directors) also administers the Option Plan.

         As a matter of policy, the Compensation Committee believes that the annual compensation of the executive officers should consist of both a base salary component and bonus component. The base salary component should be based on generally subjective factors and include the contribution the executive officer made and is anticipated to make to the success of the Company, the level of experience and responsibility of the executive officer, the competitive position of the Company's executive compensation and the Company's historical levels of compensation for executive officers. The Compensation Committee does not expect to assign quantitative relative weights, however, to any of these factors. The bonus component of the annual compensation of the executive officers should provide executive officers with the opportunity to earn a significant portion of their base salary in the form of incentive compensation, which therefore puts a significant portion of their total compensation "at risk." This incentive compensation is contingent upon the achievement of certain agreed upon individual goals for each executive officer and the achievement of certain corporate objectives such as continued growth in the Company's earnings and revenues.

         The Company does not provide for any long-term compensation for executive officers other than through the granting of stock options. The Committee believes that the grant of stock options enables the Company to more closely align the economic interest of the executive officers to those of the shareholders. Option grants are made at the discretion of the Compensation Committee. The number of stock options granted to each executive employee is based primarily on their relative positions and responsibilities within the Company.

         Pursuant to his employment contract with the Company, Richard K. McClelland, the Company's chief executive officer, may not be awarded an annual bonus in an amount greater than 60% of his base salary for the fiscal year then ended, exclusive of special bonus payments to Mr. McClelland in 2000 and 1999 of $88,927 and $113,877, respectively for the exercise on May 15, 1998 of certain options to purchase 48,000 shares of common stock. For fiscal year 2001, Mr. McClelland was awarded a bonus of $137,500, which amount represented 50% of his base compensation and, when aggregated with his salary, represented a 6.7% increase over his aggregate fiscal 2000 salary and bonus. The bonus was based on several factors, including fiscal 2001 growth in the Company's EBITDA and earnings and achieving specified goals.

Dated November 1, 2001

                                                  Compensation Committee

                                                  Stephen P. Smiley (chairman)
                                                  Brian J. Hughes

EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the total annual compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and the other executive officers of the Company whose total salary and bonus for the fiscal year ended July 31, 2001 exceeded $100,000:

         SUMMARY COMPENSATION TABLE

                           SUMMARY COMPENSATION TABLE


                                                                                               Long-term
                                                                                             Compensation
                                                                                                Awards
                                                                                             -------------
                                                           Annual Compensation                 Securities
                                                 --------------------------------------        Underlying
Name and Principal Position                      Year         Salary ($)      Bonus ($)         Options
---------------------------                      ----         ----------      ---------         -------
Richard K. McClelland                             2001        280,961         137,500                --
    President and Chief Executive Officer         2000        267,308         213,927(1)         22,000
                                                  1999        240,204         113,877(1)         50,000

Jeffrey N. MacDowell (2)                          2001        134,769              --                --
    Vice President - Finance and                  2000        145,000          50,750            18,000
     Corporate Development                        1999        117,084          40,979            40,000

Ray E. Schmitz (3)                                2001        169,423          42,356                --
     Vice President - Controller and              2000        144,500          60,540            18,000
     Chief Accounting Officer                     1999         66,000          16,500            25,000

James H. Wicker III  (4)                          2001        160,000          39,615                --
      Vice President - Information Services       2000        140,000          49,000            18,000
                                                  1999        107,500          26,875            32,000

----------

(1) Includes $88,927 and $113,877 for the fiscal years ended July 31, 2000 and 1999, respectively, for the exercise on May 15, 1998 of certain options to purchase 48,000 shares of common stock.

(2) Jeffrey N. MacDowell was initially elected an officer of the Company in January 1999. Mr. MacDowell resigned on March 15, 2001.

(3) Ray E. Schmitz was initially elected an officer of the Company in January 1999.

(4) James H. Wicker, III was initially elected an officer of the Company in January 1999.

     EMPLOYMENT AND CONSULTING AGREEMENTS

         The Company has entered into an employment agreement with Mr. McClelland which provides for the payment of a base salary in the annual amount of $275,000, participation in an executive bonus plan, an auto allowance of Cdn $1,000 per month and participation in other employee benefit plans. Unless terminated earlier, the employment agreement shall continue until November 30, 2003, upon which date such agreement will be automatically extended for successive one-year renewal terms unless notice is given upon the terms provided in such agreement. Additionally, upon a sale or transfer of substantially all of the assets of the Company or certain other events that constitute a change of control of the Company, including the acquisition by a shareholder, other than certain named shareholders, of securities representing 15% of the votes that may be cast for director elections, the Company shall continue to pay Mr. McClelland the compensation set forth in such agreement for the greater of two years from the date of such change of control or the remainder of the agreement term. During the term of the employment agreement and pursuant to such agreement, Mr. McClelland shall be a member of the Board of Directors of the Company.

         Messrs. McClelland, Schmitz and Wicker have executed retention agreements with the Company that provide certain benefits in the event their employment is terminated subsequent to a change in control of the Company, as defined in the retention agreements. The retention agreements provide that if the officer is terminated, or if the officer elects to terminate employment under certain circumstances, the officer shall be entitled to a lump-sum payment of two times the sum of the officer's base salary and target bonus, an 18 month continuation of employee benefits, and reimbursement of certain legal fees, expenses, and any excise taxes. In the event the same type of benefits or payments are payable under both the employment contract and the retention agreement, Mr. McClelland will receive the higher benefit or payment, but not duplicate benefits or payments.

         1996 STOCK OPTION PLAN

         The following table sets forth information regarding the grant of stock options under the Company's Amended and Restated 1996 Stock Option Plan ("Option Plan") during fiscal 2001 to the named executive officers:

                        OPTION GRANTS IN FISCAL YEAR 2001

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                              Individual Grants
                             ----------------------
                                          Potential
                                          % of Total
                              Number of    Options/                                     Realized Value at Assumed
                             Securities      SARs                                          Annual Rates of Stock
                             Underlying   Granted to      Exercise                        Price Appreciation for
                              Options/     Employees      Or Base                            Option Term (1)
                                SARs       in Fiscal       Price       Expiration       -------------------------
                             Granted(#)      Year        ($/Share)        Date           5%($)            10%($)
                             ----------      ----        ---------      --------        -------         ---------
Richard K. McClelland           --            n/a           n/a            n/a             n/a             n/a
Jeffrey N. MacDowell            --            n/a           n/a            n/a             n/a             n/a
Ray E. Schmitz                  --            n/a           n/a            n/a             n/a             n/a
James H. Wicker III             --            n/a           n/a            n/a             n/a             n/a

----------

 (1) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not reflect the Company's estimates or projections of future prices of the shares of the Company's common stock. There can be no assurance that the amounts reflected in this table will be achieved.

         In fiscal year 2001, none of the executive officers named in the Summary Compensation Table exercised any of the options granted to him under the Option Plan. The following table sets forth information with respect to the unexercised options to purchase shares of the Company's Common Stock granted under the Option Plan to the executive officers named in the Summary Compensation Table and held by them at July 31, 2001.

                          FISCAL YEAR-END OPTION VALUES

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                           Number of
                                                                          Securities                Value of
                                                                          Underlying              Unexercised
                                                                          Unexercised             In-the-Money
                                       Shares                             Options at               Options at
                                      Acquired                              FY-End                   FY-End
                                         on             Value            Exercisable/             Exercisable/
                                      Exercise         Realized          Unexercisable         Unexercisable (1)
                                    --------------  ---------------   --------------------    ---------------------
     Richard K. McClelland               --              --              197,600/99,400          $2,385/$11,924
     Jeffrey N. MacDowell                --              --                   --                     --/--
     Ray E. Schmitz                      --              --               13,600/29,400          $1,951/$ 9,756
     James H. Wicker III                 --              --               16,400/33,600          $1,951/$ 9,756

----------

(1) Based on the closing price of the Company's Common Stock on July 31, 2001 which price was $1.98 per share.

         SECTION 16(a) BENEFICIAL OWNERSHIP  REPORTING COMPLIANCE

         Under the securities laws of the United States, the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all such reports.

         To the Company's knowledge, based solely on its review of the copies of such reports and amendments thereto furnished to the Company, the Company believes that during the Company's fiscal year ended July 31, 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors, and ten percent shareholders were met.

         STOCK PRICE PERFORMANCE

         Set forth below is a line graph indicating the stock price performance of the Company's common stock for the period beginning August 13, 1996 (the date of the Company's initial public offering) and ending July 31, 2001 as contrasted with the AMEX Market Index and the Russell 2000 Stock Index**. The graph assumes that $100 was invested at the beginning of the period and has been adjusted for any stock dividends distributed after August 13, 1996. No cash or stock dividends have been paid during this period.

                       COMPARATIVE CUMULATIVE TOTAL RETURN
                               AMONG DYNAMEX INC.,
                             NASDAQ COMPOSITE INDEX
                             AND RUSSELL 2000 INDEX



                              [GRAPH]


                               08/13/96      7/31/97      07/31/98      7/31/99        7/31/00       7/31/01
                               --------      -------      --------      -------        -------       -------
       DYNAMEX, INC.            100.00         85.29       135.29         38.24          16.18        23.29
       RUSSELL 2000 INDEX       100.00        133.37       136.45        145.05         162.90       157.78
       AMEX MARKET INDEX        100.00        118.84       129.72        133.39         152.80       145.64





                    ASSUMES $100 INVESTED ON AUGUST 31, 1996
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JULY 31, 2001

----------

** The Russell 2000 Stock Index represents companies with a market capitalization similar to that of the Company. The Company does not believe it can reasonably identify a peer group because it believes that there is only one public company engaged in lines of business directly comparative to those of the Company.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of July 31, 2001 for (i) each person known by the Company to own beneficially more than 5% of the common stock, (ii) each director, (iii) each Named Executive and (iv) all directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares.

                                                                                        SHARES BENEFICIALLY
                                                                                               OWNED
                                                                                  ------------------------------
      NAME OF BENEFICIAL OWNER                                                    NUMBER(1)              PERCENT
      ------------------------                                                    ---------              -------
      Richard K. McClelland.............................................            227,400                    *
      Kenneth H. Bishop.................................................             15,422                    *
      Brian J. Hughes(2)................................................                -                      *
      Wayne Kern........................................................             18,460                    *
      Ray E. Schmitz....................................................             19,600                    *
      Stephen P. Smiley.................................................             14,160                    *
      James H. Wicker III...............................................             16,400                    *

      All directors and executive officers as a group...................            301,642                 1.31%
      Other 5% shareholders:
      James M. Hoak, Jr. (3)                                                      1,406,765                13.90%
      Nathan H. Dardick ................................................            749,400                 7.30%
         2331 Orrington Avenue
         Evanston, IL  60201
      Steel Partners II, L.P. (4).......................................            739,700                 7.20%
         150 East 52nd Street, 21st Floor
          New York, NY  10022
      Talon Asset Management, Inc. (5)..................................            534,960                 5.30%
         One North Franklin, Suite 450
         Chicago, IL  60606

----------

     * Indicates less than 1%.

(1) Includes shares issuable upon the exercise of stock options outstanding and fully vested as of July 31, 2001.

(2) Excludes 254,000 shares beneficially owned by Guide One Insurance Company, which employs Mr. Hughes as Vice President -- Investments. Mr. Hughes disclaims beneficial ownership of such shares.

(3) Mr. Hoak's address is One Galleria Tower, Suite 1050, 13355 Noel Road, Dallas, Texas 75240. Excludes an aggregate of 38,661 shares owned by Mr. Hoak's wife and children, to which shares Mr. Hoak disclaims beneficial ownership. 215,334 of the shares beneficially owned by Mr. Hoak are owned directly by CCP Investment Corporation, a Texas corporation, of which Mr. Hoak is the sole owner and director.

(4) Based on information as of January 26, 2001 and an Amendment No. 1 on October 5, 2001, as reported on Schedule 13D by Steel Partners II, L.P., a Delaware limited partnership and Warren G. Lichtenstein. Steel Partners, L.L.C., a Delaware limited liability company is the general partner of Steel Partners II. The sole executive officer and managing member of Steel Partners LLC is Warren Lichtenstein who is Chairman of the Board, Chief Executive Officer and Secretary.

(5)  Talon Asset Management, Inc. is an investment adviser as specified on
     Schedule 13G filing dated March 10, 1999, and reported shares are owned beneficially by registered investment companies for which Talon Asset Management Inc. serves as investment adviser.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

                     APPROVAL OF AMENDED STOCK OPTION PLAN.

At the Annual Meeting, shareholders will be asked to approve the amendment to the Amended and Restated 1996 Stock Option Plan (the "Plan") to include increasing the number of options for disbursement under the Plan from 1,000,000 to 1,100,000 and to increase the initial and annual option grants to non-employee directors from 2,000 to 2,500.

In October 1997, the Board of Directors adopted, and the shareholders subsequently approved, the Company's Amended and Restated 1996 Stock Option Plan (the "Option Plan") increasing to 1,000,000 (approximately 10% of total shares outstanding) the number of shares of the Company's Common Stock reserved for issuance under the Option Plan, 10% of which was reserved for the Board of Directors.

 At July 31, 2001, options (net of cancelled or expired options) covering an aggregate of 813,164 shares had been granted under the Option Plan and 186,836 shares (plus any shares that might in the future be returned to the Option Plan as a result of cancellations or expiration of options) remained available for future grant under the Option Plan. Of the total available for future grants, 67,000 options were reserved for the Board of Directors and 119,836 options are available for employees.

On November 21, 2001, in anticipation of the issuance of an additional 1,000,000 common shares, the Board approved an amendment to the Option Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Option Plan by 100,000 shares to 1,100,000 shares. This amendment is intended to afford the Company greater flexibility in granting employees stock options and ensures that the Company can continue to grant such stock options at levels determined appropriate by the Board. During the last fiscal year, options to purchase 18,000 shares were granted to employees who were not executive officers. No options were granted under the Option Plan to current executive officers or directors who are not executive officers.

The Plan and the terms to be amended are summarized below. A copy of the Plan is hereby incorporated by reference as Exhibit 10.2 to the Company's 1997 Annual Report on Form 10-K. This Summary is not intended to be a complete description of the Plan, and is qualified in its entirety by the actual text of the Plan to which reference is made.

         Plan Summary

         General. The purpose of the Plan is to attract and retain the best available employees and directors of the Company and its subsidiaries, to provide additional incentive to such persons and to promote the success of the business of the Company. Under the Plan, any employee, including an employee who is a director, is eligible to receive incentive stock options ("ISOs") (as defined in Section 422 (formerly Section 422A) of the Internal Revenue Code of 1986, as amended (the "Code")), nonqualified stock options (which do not meet the requirements of Section 422) and restricted stock grants (which restrictions may include, without limitation, restrictions on the right to vote or receive dividends with respect to such shares). Non-employee directors are only eligible to receive nonqualified stock options pursuant to a specified formula described below. There are approximately 1,100 persons eligible to participate in the Plan.

         The Committee administers and interprets the Plan and is authorized to grant options and restricted stock to all directors and eligible employees, including officers. The maximum number of shares of Common Stock approved for issuance under the Plan is 1,100,000, of which no more than 110,000 shares may be delivered pursuant to restricted stock grants and the exercise of options awarded to non-employee directors. Options to purchase more than an aggregate of 500,000 shares may not be granted to any one participant. Restricted stock grants covering more than an aggregate of 110,000 shares may not be granted to any one participant. The Committee designates the optionees or stock recipients, the number of shares subject to such award and the terms and conditions of each award. The purchase price under each option will be 100% of the fair market value of the Common Stock of the Company on the date of award. No option shall be exercisable more than ten years after the date the option is awarded. An ISO may not be granted under the Plan to an employee who owns more than 10% of the outstanding

Common Stock unless the purchase price is 110% of the fair market value of the Common Stock at the date of award and the option is not exercisable more than five years after it is awarded.

         The Committee may provide that the purchase price for shares subject to an option be paid in full by cash, check, or share exchange, may arrange for cashless exercise procedures, or may arrange financing for such purchase (subject to applicable laws and regulations). The Committee may determine the effect on (which effect may include termination of) an option or restricted stock grant (other than an option or restricted stock grant granted to non-employee directors) upon the disability, death, retirement or other termination of employment of a Plan participant and shall determine the extent to which the period during which the participant's legal representative, or beneficiary may exercise rights under such award. Shares of restricted stock, prior to the lapse of all restrictions thereon, and options, may not be transferred other than by will or the laws of descent and distribution. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee or his guardian or legal representative. Unless sooner terminated, the Plan will terminate on June 5, 2006, and no awards may thereafter be granted under the Plan.

         Non-Employee Directors. Non-employee directors are granted a nonqualified option to purchase 2,500 shares on the date of their initial election or appointment to the Board. Non-employee directors subsequently reelected at any Annual Meeting of shareholders receive as of the date of such meeting (commencing with the 1998 Annual Meeting) a nonqualified option to purchase 2,500 shares. Options granted to each non-employee director are immediately exercisable. If a non-employee director ceases to be a director of the Company, such director's options shall be exercisable by him only during the six months following the date he ceases to be a director (or if he dies while a director, by his or his estate's legal representative within 6 months of the date of death) except that, a non-employee director's options shall terminate immediately on the date such person is removed "for cause", which is defined as fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company.

         Acceleration of Exercisability for Executive Officers and Directors. An option or restricted stock grant awarded to an executive officer or director, unless such award provides otherwise, will become immediately exercisable, and all restrictions on any shares of restricted stock subject to a restricted stock grant will immediately lapse, upon the occurrence of any of the following: (a) the sale, transfer or other conveyance of all or substantially all of the assets of the Company, (b) the acquisition of beneficial ownership of securities representing 15% or more of the voting power of the Company by any person or entity other than the Company and certain named shareholders, (c) the commencement of a tender offer or (d) the failure at any shareholders meeting following an election contest of any person nominated by the Company in the mailed proxy materials to win election to the Board.

         Amendment of Plan. The Board may amend or terminate the Plan without the approval of the shareholders, unless shareholder approval is necessary to comply with any applicable tax or regulatory requirements and provided that, the section of the Plan addressing awards to non-employee directors, and the section concerning acceleration of exercisability under certain changes of control, to the extent such section relates to awards to non-employee directors, may not be amended more than once every six months other than to comport with changes in the tax or regulatory requirements. If any amendment or termination materially and adversely affects the rights of any award holder then outstanding, such amendment or termination shall not be deemed to alter such rights unless the holder shall consent thereto.

         Tax Status of Options and Restricted Stock Grants

         The following discussion is based on relevant provisions of the Code, the Treasury Regulations promulgated thereunder, published revenue rulings and judicial decisions in effect at the date hereof. There can be no assurance that future changes in applicable law or administrative and judicial interpretations thereof will not adversely affect the tax consequences discussed herein or that there will not be differences of opinion as to the interpretation of applicable law.

         Incentive Stock Options. All stock options that qualify under the rules of Section 422 of the Code will be entitled to ISO treatment. Among other requirements, to receive ISO treatment, an optionee is not permitted to dispose of the acquired stock (i) within two years after the option is granted or (ii) within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three months (one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the stock will be entitled to capital gain treatment (assuming the stock constitutes a capital asset in the hands of the optionee). The applicable capital gain rate depends on how long the ISO shares are held after exercise. If ISO shares are sold one year or later after exercise (and two years after grant) the gain will be taxed at the maximum rate of 20%. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

         If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the stock, but the employee's gain realized on exercise will be treated as ordinary income rather than capital gain and the Company will get a corresponding deduction at the time of sale. Any additional gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock (assuming the stock constitutes a capital asset in the hands of the optionee). If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

         An optionee's stock option agreement may permit payment for stock upon the exercise of an ISO to be made with other shares of the Company's Common Stock. In such a case, in general, if an employee uses stock acquired pursuant to the exercise of an ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO.

         Nonqualified Stock Options. In general, no taxable income will be recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a nonqualified option an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any further tax deduction to the Company.

         Restricted Stock Grants. The award of restricted stock under the Plan will result in the award recipient's recognition of ordinary income in the amount of the fair market value of such stock on the date of the award and the Company will be entitled to a corresponding deduction. This is so unless the stock is issued subject to a substantial risk of forfeiture, in which case the recognition of income may be deferred until the restrictions have lapsed. Gain or loss recognized on a subsequent sale or exchange of the stock received will be capital gain or loss (assuming the stock constitutes a capital asset in the hands of the optionee), which will be long-term or short-term depending on how long the shares have been held at the time of the sale or exchange.

         Other Tax Matters. If an optionee's option becomes immediately exercisable because of a change in (i) the ownership or effective control of the Company or (ii) the ownership of a substantial portion of the assets of the Company (a "Change in Control") and the participant is an officer, shareholder or highly-compensated employee of the Company, such acceleration could be subject to the "golden parachute" provisions of Sections 280G and 4999 of the Code. See discussion of accelerated vesting events under "General-Acceleration of Exercisability for Executive Officers and Directors," above. Such golden parachute provisions of the Code (i) disallow a federal income tax deduction to the payor of an "excess parachute payment", and (ii) impose a non-deductible excise tax on the recipient of such payment equal to 20% of the "excess parachute payment". In general, a payment will be a "parachute payment" if it is in the nature of compensation and (i) is contingent on a change in control and
(ii) together with all other such payments to the recipient, the present value of such payments equals or exceeds three times his or her "base amount" (i.e., the average of the employee's annual compensation during the five years immediately preceding the year in which the Change in Control occurs). "Excess parachute payments" generally are parachute payments that exceed the greater of
(i) the recipient's base amount or (ii) reasonable compensation for personal services actually rendered by the employee. Whether a payment will be a parachute payment or an excess parachute payment depends upon facts and circumstances that cannot be known until payment is made. Under the Proposed Regulations to Section 280G of the Code, when an employee's right to exercise an option is accelerated as a result of a Change in Control, the employee will be treated as receiving a payment in the nature of compensation at that time if the option has an "ascertainable fair market value." Under the Proposed Regulations, a calculation must be made of the portion of the payment which will be treated as contingent upon a change in control, which generally will be the sum of (i) the amount by which the accelerated payment exceeds the present value of the payment that was expected to be made absent the acceleration plus (ii) an amount reflecting the lapse of the obligation of the employee to perform services in order to earn such expected payment. In addition, Section 162(m) of the Code imposes limitations on the deductibility of compensation paid to any covered employee in excess of $1,000,000 for such employee for a taxable year.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN

                                  PROPOSAL NO.3

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors has appointed BDO Seidman, LLP as the Company's independent public accountants for the year ending July 31, 2002. BDO Seidman, LLP has served as the Company's independent public accountants for the prior three fiscal years ended July 31, 2001. Although the appointment of independent public accountants is not required to be approved by the shareholders, the Board of Directors believes shareholders should participate in the selection of the Company's independent public accountants. Accordingly, the shareholders will be asked at the meeting to ratify the Board's appointment of BDO Seidman, LLP as the Company's independent public accountants for the year ending July 31, 2002.

         Representative of BDO Seidman, LLP will be present at the meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the shareholders.

AUDIT FEES

         The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year ended July 31, 2001 and for reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during fiscal year 2001 were $280,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed by BDO Seidman, LLP during fiscal year 2001 for financial systems design and implementation services.

ALL OTHER FEES

         The aggregate fees billed by BDO Seidman, LLP for fiscal year 2001 for services other than those described in the preceding two paragraphs were $138,975.

         The Audit Committee has considered whether the provision of the non-audit services rendered by BDO Seidman is compatible with maintaining the firm's independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AS DESCRIBED ABOVE.

                                  OTHER MATTERS

                                  MISCELLANEOUS

         The Board of Directors knows of no other matters that are likely to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote on such matters in accordance with their best judgment.

                 SHAREHOLDER PROPOSALS FOR 2003 PROXY STATEMENT

         Any shareholder proposal to be presented for action at the 2003 annual meeting of shareholders must be received at the Company's principal executive offices no later than July 16, 2002, for inclusion in the proxy statement and form of proxy relating to the 2003 annual meeting.

         The solicitation of proxies is made on behalf of the Board of Directors of the Company, and the cost thereof will be borne by the Company. The Company will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock of the Company. In addition, officers and employees of the Company (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews, or telephone.

                                             By Order of the Board of Directors


                                             /s/  Wayne Kern
                                             -----------------------------------
                                             Wayne Kern
                                             Secretary

DATED: December 7, 2001

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE


         RESOLVED, that, pursuant to Section 5 of Article 5 of the By-laws of the Corporation,

                             Wayne Kern, Chairperson
                                Kenneth H. Bishop
                                 Steve P. Smiley
                                 Brian J. Hughes

are hereby designated as the Audit Committee (the "Committee") of this Board of Directors, which Committee shall at all times be composed solely of directors who are not employees of the Corporation or any of its subsidiaries, to serve, subject to the provisions of said Section 5, until the meeting of the Board of Directors occurring at the time of the next annual meeting of shareholders of the Corporation and their successors are chosen; and further

         RESOLVED, that all members of the Committee shall have no relationship with the Corporation that could interfere with the exercise of independence from the Corporation and its management, and no member shall be an employee of the Corporation or any of its affiliates.

         RESOLVED, that all members of the Committee shall be financially literate and at least one member of the committee shall have financial expertise, as such financial terms are interpreted by the Board of Directors; and further

         RESOLVED, that the Committee shall meet on a regular basis with the management of the Corporation and the independent auditors of the Corporation, and shall meet at such additional times as may be necessary or desirable to conduct the business of the Committee; and further

         RESOLVED, that a member of the Committee shall be designated as the Chairperson of the Committee by the Board of Directors, and the Chairperson shall be responsible for assuring that the Committee satisfies its obligations under the Committee's charter and shall serve as the liaison for the Committee to the management of the Corporation; and

       RESOLVED FURTHER, that the Committee shall:

(1) investigate and recommend to the Board of Directors the evaluation, selection and replacement of independent auditors of the Corporation for each fiscal year, with approval of selection by shareholders, and such independent auditors shall be accountable ultimately to the Committee and the Board of Directors;

(2) review the appropriateness of the charges by the independent auditors for both auditing and non-auditing services and the effect thereof on their independence, and report thereon to the Board of Directors;

(3) meet with the representatives of the independent auditors of the Corporation and management prior to commencement of the annual audit by the independent auditors for the purpose of reviewing the scope of such audit, and meet again with said representatives subsequent to completion of such audit for the purpose of reviewing the results thereof and management's representations that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and report thereon to the Board of Directors;

(4) receive periodic written reports from the independent auditors regarding the auditor's relationship with the Corporation, discuss such relationships with the auditor that may impact the objectivity and independence of the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor;

(5) discuss with the independent auditor the matters required to be discussed relating to the review and/or audit of the financial statements, including those covered by Statement on Auditing Standards No. 61;

(6) review the annual financial statements and other financial information to be included in the Corporation's Annual Report on Form 10-K, and in the Corporation's annual report to shareholders, and report thereon to the Board of Directors and, based upon the Committee's discussion with management and independent auditors and the Committee's review of the representations of management and report of the independent auditors to the Committee, recommend inclusion of the financial statements in the Annual Report on Form 10-K;

(7) review, as the Committee or at a minimum by the Chairperson of the Committee, the Corporation's financial statements prior to their inclusion the Corporation's Quarterly Reports on Form 10-Q.

(8) prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement regarding the matters contained in paragraphs 4, 5 and 6 above;

(9) monitor and oversee management's process of internal controls and financial reporting and the independent auditor's process of auditing the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and reporting thereon;

(10) review any recommendations of the independent auditors with respect to any material weaknesses in the system of internal control followed by the Corporation and its subsidiaries and any material questions or problems with respect to the accounting records, procedures, or operations of the Corporation and its subsidiaries which have been resolved to such auditor's satisfaction after having been brought to the attention of management, and report thereon to the Board of Directors;

(11) review changes in the significant accounting policies of the Corporation and its subsidiaries and the effect, if any, on the Corporation's financial statements of recent or proposed requirements of the Securities and Exchange Commission, the Financial Accounting Standards Board, or similar bodies, and report thereon to the Board of Directors;

(12) serve as the independent auditors' access to the Board of Directors with respect to all matters within the scope of such auditors' authority and, if deemed necessary, direct and supervise investigations into such matters; and

       RESOLVED FURTHER, that the Committee shall have the power and authority to undertake investigations into the affairs of the Corporation in the course of conducting the business of the Committee and to retain such outside advisors, professionals and experts as the Committee shall deem necessary or advisable for the purpose and at the expense of the Corporation; and further

       RESOLVED, that two members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee and that the act of a majority of those present shall be necessary and sufficient for the taking of any action thereat.

                                      PROXY

                                  DYNAMEX INC.

         The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Dynamex Inc. (the "Company") to be held on January 15, 2002, at 10:00 a.m., Dallas, Texas time, and the Proxy Statement in connection therewith, and (b) appoints Richard K. McClelland his proxy, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

ELECTION OF DIRECTORS

                         [ ] FOR nominees listed below except as marked to the contrary below

                         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below


                         [ ] FOR approval of the Company's Amended and Restated 1996 Stock Option Plan

                         [ ] AGAINST the approval of the Company's Amended and Restated 1996 Stock Option Plan


                         [ ] FOR the ratification of the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2002

                         [ ] AGAINST the ratification of the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2002

BOARD OF DIRECTORS NOMINEES:

Richard K. McClelland, Kenneth H. Bishop, Brian J. Hughes, Wayne Kern and Stephen P. Smiley

INSTRUCTION:   To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

 ----------------------------------------------------------------------------

IN THE DISCRETION OF THE PROXY, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

             FOR               AGAINST                            ABSTAIN
         ---               ---                                ---

                          IMPORTANT: SIGN ON OTHER SIDE

         THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS.

         The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                           Dated:
                                                 -------------------------------

                                           -------------------------------------
                                                            Signature

                                           -------------------------------------
                                                  (Signature if held jointly)

                                           Please date the proxy and sign your
                                           name exactly as it appears hereon.
                                           Where there is more than one owner,
                                           each should sign. When signing as an
                                           attorney, administrator, executor,
                                           guardian or trustee, please add your
                                           title as such. If executed by a
                                           corporation, the proxy should be
                                           signed by a duly authorized officer.
                                           Please sign the proxy and return it
                                           promptly whether or not you expect to
                                           attend the meeting. You may
                                           nevertheless vote in person if you do
                                           attend.